                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                    NORTHEAST PENNSYLVANIA FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                               12 E. BROAD STREET
                          HAZLETON, PENNSYLVANIA 18201
                                 (717) 459-3700


                                                               September 9, 1998


Fellow Shareholders:

         You are cordially invited to attend the special meeting of shareholders (the "Special Meeting") of Northeast Pennsylvania Financial Corp. (the "Company"), the holding company for First Federal Bank (the "Bank"), in order to consider the approval of the Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan ("Incentive Plan" or "Plan") and such other matters as may properly come before the Special Meeting, which will be held on October 21, 1998, at 11:00 a.m., Eastern Time, at Genetti's Best Western Motor Lodge, Route 309 North, Hazleton, Pennsylvania.

         The attached Notice of the Special Meeting and Proxy Statement describe the Incentive Plan. Directors and officers of the Company will be present at the Special Meeting to respond to any questions that our shareholders may have regarding the Incentive Plan.

         The Board of Directors of Northeast Pennsylvania Financial Corp. has determined that approval of the Incentive Plan at the Special Meeting is in the best interests of the Company and its shareholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE PLAN.

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.


                                           Sincerely yours,

                                           /s/ Thomas L. Kennedy

                                           Thomas L. Kennedy
                                           Chairman of the Board

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                               12 E. BROAD STREET
                          HAZLETON, PENNSYLVANIA 18201
                       ----------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 21, 1998
                       ----------------------------------


         NOTICE IS HEREBY GIVEN that the special meeting of shareholders (the "Special Meeting") of Northeast Pennsylvania Financial Corp. (the "Company"), the holding company for First Federal Bank will be held on October 21, 1998, at 11:00 a.m., Eastern Time, at Genetti's Best Western Motor Lodge, Route 309 North, Hazleton, Pennsylvania.

         The purpose of the Special Meeting is to consider and vote upon the following matters:

         1. The approval of the Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan; and

         2. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         The Board of Directors has established August 31, 1998, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on such record date will be entitled to vote at the Special Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve the foregoing proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Special Meeting will be available at Northeast Pennsylvania Financial Corp., 12 E. Broad Street, Hazleton, Pennsylvania 18201, for a period of ten days prior to the Special Meeting and will also be available at the Special Meeting itself.

                                    By Order of the Board of Directors

                                    /s/ Megan Kennedy

                                    Megan Kennedy
                                    Corporate Secretary

Hazleton, Pennsylvania
September 9, 1998

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                             -----------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 21, 1998
                             -----------------------

SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is being furnished to shareholders of Northeast Pennsylvania Financial Corp. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the special meeting of shareholders, to be held on October 21, 1998 (the "Special Meeting"), and at any adjournments thereof. This Proxy Statement is first being mailed to record holders of the Company's common stock (the "Common Stock") on or about September 9, 1998.

         Regardless of the number of shares of Common Stock owned, it is important that shareholders be represented by proxy or in person at the Special Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. THE PROXIES ARE SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY AND WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED "FOR" THE APPROVAL OF THE NORTHEAST PENNSYLVANIA FINANCIAL CORP. 1998 STOCK-BASED INCENTIVE PLAN (THE "INCENTIVE PLAN").

         Other than the vote upon the Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan ("Proposal 1"), the Board of Directors knows of no additional matters that will be presented for consideration at the Special Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE SPECIAL MEETING.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Special Meeting.

         The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. In addition to the solicitation of proxies by mail, Kissel-Blake, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Special Meeting and will be paid a fee of $3,000, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, First Federal Bank (the

"Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

         The securities which may be voted at the Special Meeting consist of shares of Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Special Meeting, except as described below.

         The close of business on August 31, 1998, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Special Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 6,427,350 shares.

         As provided in the Company's Certificate of Incorporation, for quorum purposes, record holders of shares of Common Stock which are beneficially owned by a person who beneficially owns in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of shares owned in excess of the Limit (the "Excess Shares") and such Excess Shares are not treated as outstanding for voting purposes. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Special Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the proposed approval of the Incentive Plan submitted for shareholder action set forth in Proposal 1, the proxy card being provided by the Board of Directors enables a shareholder to check the appropriate box on the proxy card to (i) vote "FOR" Proposal 1, (ii) vote "AGAINST" Proposal 1, or
(iii) "ABSTAIN" from voting on such item. Under Delaware law and the Company's Bylaws, an affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Special Meeting at which a quorum is present and entitled to vote on Proposal 1 is required to constitute shareholder approval of Proposal 1. Shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to Proposal 1 will be counted as present at the Special Meeting for quorum purposes and entitled to vote on the matter presented.

Thus, "ABSTAIN" votes have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. Shares underlying "broker non-votes" also will be counted for purposes of determining whether a quorum is present but will not be counted as entitled to vote on Proposal 1 and thus will have the effect of counting as a vote against Proposal 1. For further information on the vote required to implement Proposal 1 during the first year following the Bank's conversion from mutual to stock form, which was completed on March 31, 1998 ("Conversion"), see the discussion under Proposal 1 herein.

         Proxies solicited hereby are to be returned to the Company's transfer agent, Registrar and Transfer Company. Registrar and Transfer Company is not otherwise employed by, or a director of, the Company or any of its affiliates. The Board of Directors has designated Kissel-Blake, Inc. to act as inspectors of election and tabulate the votes at the Special Meeting. Except for its role as proxy solicitor, Kissel-Blake, Inc. is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Special Meeting, the proxies will be returned to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.


                                                                                   AMOUNT AND
                                                                                    NATURE OF
                               NAME AND ADDRESS                                    BENEFICIAL             PERCENT
 TITLE OF CLASS                OF BENEFICIAL OWNER                                  OWNERSHIP             OF CLASS
----------------               -----------------------                           ---------------         ----------

Common Stock                   First Federal Bank Employee Stock                      514,188(1)               8.0%
                               Ownership Plan and Trust ("ESOP")
                               12 E. Broad Street
                               Hazleton, Pennsylvania  18201

Common Stock                   First Federal Charitable Foundation
                               12 E. Broad Street
                               Hazleton, Pennsylvania  18201                          476,100(2)               7.4%

Common Stock                   Bay Pond Partners, L.P.
                               75 State Street
                               Boston, Massachusetts  02109                           339,300(3)               5.3%

--------------------------

(1) Shares of Common Stock were acquired by the ESOP in the Bank's Conversion. The ESOP Committee administers the ESOP. First Bankers Trust, N.A has been appointed as the trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At August 31, 1998, no shares had been allocated under the ESOP. Each participant, however, will be deemed to have one share of Common Stock in the ESOP allocated to such participant's account for the purpose of providing voting instructions to the ESOP Trustee. Under the ESOP, unallocated shares and allocated shares as to which voting instructions are not given by participants are to be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

(2) First Federal Charitable Foundation (the "Foundation") was established and funded by the Company in connection with the Bank's Conversion with an amount of the Company's Common Stock equal to 7.4% of the total amount of Common Stock issued in the Conversion. The Foundation is a Delaware non-stock corporation and is dedicated to charitable purposes within the communities in which the Bank operates. The Foundation is governed by a board of directors with five members, four of whom are existing directors and officers of the Company and the Bank. The fifth is an individual from the Bank's community. Pursuant to the terms of the contribution of Common Stock, all shares of Common Stock held by the Foundation must be voted in the same ratio as all other shares of the Company's Common Stock on all proposals considered by stockholders of the Company.

(3) Based on information filed in a Schedule 13G on April 15, 1998, Bay Pond Partners, L.P. may be deemed the beneficial owners of 339,300 shares.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information as of August 25, 1998 as to shares of Common Stock beneficially owned by directors and Named Executive Officers by all Executive Officers and directors as a group. Ownership information is based upon information furnished by the respective individuals.


                                                                                  SHARES OF
                                                                                 COMMON STOCK
                                                                                 BENEFICIALLY           PERCENT OF
NAME                              TITLE(1)                                       OWNED(2)(3)             CLASS(4)
-------                           ---------                                   ------------------       ------------

DIRECTORS

Thomas L. Kennedy                 Chairman of the Board and                          40,102                  *
                                  General Counsel of the Bank

E. Lee Beard                      President, Chief Executive Officer                 17,726                  *
                                  and Director

Paul L. Conard                    Director                                            2,500                  *

William R. Davidson               Director                                           10,000                  *

Barbara M. Ecker                  Director                                           25,000                  *

R. Peter Haentjens, Jr.           Director                                           20,000                  *

John P. Lavelle                   Director                                           17,500                  *

Michael J. Leib                   Director                                           20,000                  *

William J. Spear                  Director                                           14,000                  *

All directors and
executive officers as a
group (13 persons)                                                                  199,411               3.1%
--------------------

*    Does not exceed 1.0% of the Company's voting securities.

(1) Titles are for both the Company and the Bank unless otherwise indicated.

(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting and dispositive power as to shares reported.

(3) Does not include options and awards intended to be granted under the Incentive Plan, which is subject to stockholder approval. For a discussion of the options and awards that are intended to be granted under the Incentive Plan, see Proposal 1.

(4) As of the Record Date, there were 6,427,350 shares of Common Stock outstanding.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         The Company is presenting the Incentive Plan for approval under which all directors, officers and employees of the Bank and the Company are eligible to receive awards. See Proposal 1 for a summary of the material terms of the Incentive Plan.

DIRECTORS' COMPENSATION

         BOARD FEES. Directors of the Company receive an annual retainer of $4,000 but do not receive additional fees for meetings of the Board of Directors of the Company. All directors of the Bank receive an annual retainer of $10,500 a year, paid quarterly, and $325 for each Bank Board meeting attended. All non-employee directors of the Bank also receive $325 for each committee meeting attended. Directors may defer receipt of fees under the Bank's deferred compensation plan.

         INCENTIVE PLAN. The Company is presenting to shareholders for approval the Incentive Plan, under which all directors of the Company and the Bank are eligible to receive awards. See Proposal 1 for a summary of the material terms of the Incentive Plan.

         ADVISORY BOARDS. The Bank has three advisory boards serving Schuylkill, Columbia and Carbon counties. Each advisory board meets four times per year. Such Advisory Boards, which are composed of members of the Bank's Board of Directors, officers of the Bank and other members of the communities that the Bank serves are designed to provide the Bank with a forum for exchanging ideas with members of its local communities so that the Bank may better serve the needs of its customers and communities it serves. Each director of the Bank and the other individuals who are not employees of the Bank who serve on the Advisory Boards receive $150 for each meeting attended.

         DIRECTOR EMERITUS. The Bank has entered into a consulting agreement with a director emeritus. The consulting agreement provides for a one-year term and a $10,000 annual consulting fee. The Director Emeritus is required to attend six (6) Advisory Board meetings and to be available for advice and counsel at the request of the Board of Directors. The Director Emeritus does not receive Advisory Board meeting fees.

EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table shows, for the fiscal year ended September 30, 1997 the cash compensation paid, as well as certain other compensation paid or accrued for that year to the Chief Executive Officer of the Company and the Bank ("Named Executive Officer"). No other executive officer of the Company or Bank earned in excess of $100,000 in salary and bonus in fiscal year 1997.


                                                                                      LONG-TERM COMPENSATION
                                                   ANNUAL COMPENSATION                  AWARDS            PAYOUTS
                                                                     OTHER      RESTRICTED  SECURITIES
                                                                     ANNUAL       STOCK     UNDERLYING      LTIP     ALL OTHER
  NAME AND PRINCIPAL POSITIONS                SALARY     BONUS    COMPENSATION    AWARDS      OPTIONS     PAYOUTS   COMPENSATION
                                    YEAR(1)   ($)(2)     ($)(3)      ($)(4)       ($)(5)       (#)(6)      ($)(7)      ($)(8)
----------------------------------------------------------------------------------------------------------------------------------
E. Lee Beard                         1997    $148,770   $23,059        --           --           --                    $4,626
  President and Chief Executive
  Officer of the Company and the
  Bank

(1) Neither the Company nor its predecessor, the Bank, was a reporting company with respect to the 1996 and 1995 fiscal years.


(2) Under Annual Compensation, the column titled "Salary" includes directors' fees and amounts deferred by the Named Executive Officer pursuant to the Bank's 401(k) Plan.

(3) Bonus equals the amount earned under the First Federal Bank Performance Incentive Plan.

(4) For 1997, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock. For 1997, the Bank had no restricted stock or stock related plans in existence.

(5)      No stock awards were granted or earned in 1997. See Proposal 1.

(6)      No stock options or SARs were earned or granted in 1997. See Proposal
         1.

(7) For 1997, there were no payouts or awards under any long-term incentive plan.

(8) Other Compensation includes the Bank's matching contribution under the Bank's 401(k) Plan. The Named Executive Officer currently participates in the Bank's Employee Stock Ownership Plan. The Plan became effective January 1, 1998.


         EMPLOYMENT AGREEMENTS. The Bank and the Company have entered into employment agreements with Ms. Beard and Mr. Kennedy, (individually, the "Executive") (collectively, the "Employment Agreements") which became effective as of March 31, 1998. The Employment Agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of Ms. Beard and Mr. Kennedy.

         The Employment Agreements provide for three-year terms for each Executive. The term of the Employment Agreements shall be extended on a daily basis unless written notice of non-renewal is given by the Board of Directors. The Employment Agreements provide that the Executive's base salary will be reviewed annually. The base salaries which will be effective for such Employment Agreements for Ms. Beard and Mr. Kennedy will be $182,000 and $118,000, respectively. In addition to the base salary, the Employment Agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to similarly situated executive personnel. The Employment Agreements provide for termination by the Bank or the Company for cause, as defined in the Employment Agreements, at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon: (i) failure to re-elect the Executive to his current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank or the Company; or (v) a breach of the Employment Agreement by the Bank or the Company, the Executive or, in the event of death, his beneficiary would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank and the Company during the remaining term of the Employment Agreement. The Bank and the Company would also continue and pay for the Executive's life, health and disability coverage for the remaining term of the Employment Agreement. Upon any termination of the Executive, the Executive is subject to a covenant not to compete with the Company or the Bank for one year.

         Under the Employment Agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company, the Executive or, in the event of the Executive's death, his beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the agreement; or (ii) three times the average of the five preceding taxable years' annual compensation. The Bank and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both the Bank and Company Employment Agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement.

         Payments to the Executive under the Bank's Employment Agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's Employment Agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Employment Agreements shall be paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively. In the event of a change in control of the Bank or the Company, the total amount of payments due under both of the Agreements, based solely on the current base salaries for Ms. Beard and Mr. Kennedy and excluding any benefits under any employee benefit plan which may be payable, would be approximately $900,000.

EMPLOYEE BENEFIT PLANS

         INCENTIVE PLAN. The Company is presenting to stockholders for approval the Incentive Plan under which all eligible employees of the Company and the Bank are eligible to receive awards. See Proposal 1 for a summary of the material terms of the Incentive Plan.

         RETIREMENT PLAN. The Bank participates in the Financial Institutions Retirement Fund (the "Retirement Fund") to provide retirement benefits for eligible employees. Employees are generally eligible to participate in the Retirement Plan after the completion of 12 consecutive months of employment with the Bank and the attainment of age 21. Hourly paid employees are excluded from participating in the Retirement Plan. Benefits payable to a participant under the Retirement Plan are based on the participant's years of service and salary. The formula for normal retirement benefits payable annually under the Retirement Plan is 2% multiplied by years of benefit service multiplied by the average of the participant's highest three years of salary paid by the Bank. A participant may elect early retirement as early as age 45. However, such participant's normal retirement benefits will be reduced by an early retirement factor based on an age at early retirement. Participants generally have no vested interest in Retirement Plan benefits prior to the completion of five years of service with the Bank. Following the completion of five years of vesting service, or in the event of a participant's attainment of age 65, death or termination of employment due to disability, a participant will become 100% vested in the accrued benefits under the Retirement Plan. The table below reflects the pension benefit payable to a participant assuming various levels of earnings and years of service.

         The following table sets forth the estimated annual benefits payable upon retirement at age 65 for the period ended September 30, 1997.


                                                                YEARS OF BENEFIT SERVICE

 FIVE YEAR AVERAGE                    ----------------------------------------------------------------------------
    COMPENSATION                          15               20              25              30              35
--------------------                  -----------      ----------      ----------      ----------      -----------

    $  15,000                            $  5,000        $  6,000        $  8,000        $  9,000        $  11,000
    $  30,000                               9,000          12,000          15,000          18,000           21,000
    $  45,000                              14,000          18,000          23,000          27,000           32,000
    $  60,000                              18,000          24,000          30,000          36,000           42,000
    $  75,000                              23,000          30,000          38,000          45,000           53,000
    $  90,000                              27,000          36,000          45,000          54,000           63,000
    $105,000                               32,000          42,000          53,000          63,000           74,000
    $120,000                               36,000          48,000          60,000          72,000           84,000
    $135,000                               41,000          54,000          68,000          81,000           95,000
    $150,000                               45,000          60,000          75,000          90,000          105,000
    $160,000                               48,000          64,000          80,000          96,000          112,000


         The benefits listed in the table above for the Retirement Plan are not subject to a deduction for Social Security benefits or any other offset amount. As of September 30, 1997, E. Lee Beard had three years, nine months of credited service.

         DEFERRED COMPENSATION PLAN. The Bank maintains a deferred compensation plan for selected employees of First Federal Bank and directors of the Bank who desire to defer a portion of their compensation. This plan is a non-qualified deferred compensation plan which provides key employees and directors an opportunity to defer receipt of a portion of their compensation, including any bonuses, payable to them by the Bank until a separation from service or death. Upon a participant's separation from service the participant shall receive his or her account balance in a lump sum cash payment unless the participant elects to receive installment payments over a period of time not to exceed ten years. In the event of a participant's death, the value of the participant's account balance shall be paid to a designated beneficiary or, if none, by the participant's surviving spouse or estate in a single sum cash payment. If a participant owes any amounts to the Bank at the time of his or her distribution, the Bank has the right to offset such amounts against the participant's account balance.

         SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Bank implemented a supplemental executive retirement plan to provide for supplemental benefits to employees whose benefits under the ESOP and/or 401(k) Plan are reduced by limitations imposed by the Code. From time to time, the Board will designate which employees may participate in this additional supplemental executive retirement plan. This supplemental executive retirement plan is an "unfunded" promise to pay supplemental benefits in the future and the benefits under the plan remain subject to the claims of the Bank's general creditors until they are paid to plan participants. The Bank may establish a grantor trust in connection with the plan to satisfy the obligations of the Bank under the plan. The grantor trust would be permitted to invest in a wide-variety of investments, including Company Common Stock.

         MANAGEMENT SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Bank implemented a non-qualified Management Supplemental Executive Retirement Plan ("MSERP") to provide certain officers and highly compensated employees of the Bank and its affiliates, including the Company, with additional retirement benefits. The MSERP benefit is intended to make up benefits lost under the ESOP allocation procedures to participants who retire prior to the complete repayment of the ESOP loan. At the retirement of a participant, the benefits under the MSERP are determined by first: (i) projecting the number of shares that would have been allocated to the participant under the ESOP if they had been employed throughout the period of the ESOP loan (measured from the participant's first date of ESOP participation); and (ii) first reducing the number determined by (i) above by the number of shares actually allocated to the Participant's account under the ESOP; and second, by multiplying the number of shares that represent the difference between such figures by the average fair market value of the Common Stock over the preceding five years. Benefits under the MSERP vest in 20% annual increments over a five year period commencing as of the date of a Participant's participation in the MSERP. The vested portion of the MSERP Participant's benefits are payable to the Participant upon Retirement (as defined in the ESOP) or to the Participant's beneficiary in the event of the Participant's death.

                           PROPOSAL 1: APPROVAL OF THE
                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                         1998 STOCK-BASED INCENTIVE PLAN

         The Board of Directors of the Company is presenting for shareholder approval the Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan ("Incentive Plan"), in the form attached hereto as Appendix A. The purpose of the Incentive Plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors ("Outside Directors") of the Company and any of its affiliates, including the Bank, with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other shareholder's concerns and reward employees for outstanding performance. The following is a summary of the material terms of the Incentive Plan which is qualified in its entirety by the complete provisions of the Incentive Plan attached as Appendix A.

GENERAL

         The Incentive Plan authorizes the granting of options to purchase Common Stock of the Company ("Options"), awards of restricted shares Common Stock ("Stock Awards") (collectively, Option and Stock Awards are referred to as "Awards"). Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares of Common Stock reserved for Awards under the Incentive Plan is 899,829 shares, consisting of 642,735 shares reserved for Options and Option-related Awards and 257,094 shares reserved for Stock Awards. All employees and Outside Directors of the Company and its affiliates, including the Bank, are eligible to receive Awards under the Incentive Plan. The Incentive Plan will be administered by a committee (the "Committee") consisting of five members of the Board of Directors, three of whom are not employees of the Company or its affiliates. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Incentive Plan. If authorized but unissued shares are used to satisfy the grant of Stock Awards and the exercise of Options granted under the Incentive Plan, it will result in an increase in the number of shares outstanding and will have a dilutive effect on the holdings of existing shareholders. It is currently anticipated that a trust (the "Incentive Plan Trust") will be established which will purchase previously issued shares to fund the Company's obligation for Stock Awards which such stock will be purchased by the Incentive Plan trustee with contributions from the Company or Bank. As of the date of this Proxy Statement, no Awards have been granted under the Incentive Plan.

TYPES OF AWARDS

         GENERAL. The Incentive Plan authorizes the grant of Awards in the form of: (i) Options intended to qualify as incentive stock options under Section 422 of the Code (Options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options"; (ii) Options that do not so qualify (Options which do not afford certain income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-Statutory Stock Options"; and (iii) Stock Awards. Each type of Award may be subject to vesting or service requirements or other conditions imposed by the Committee.

         OPTIONS. The Committee has the authority to determine the date or dates on which each Option shall become exercisable and any other conditions applicable to the exercisability of an Option; provided, however, that certain regulatory limitations on exercisability will apply to any Option granted prior to March 31, 1999. See "Amendments" and "Shareholder Approval, Effective Date of Plan and OTS Compliance." The exercise price (described below) of any Option may generally be paid in cash or in Common Stock at the discretion of the Committee. See "Alternate Option Payments." The term of Options shall be determined by the Committee, but in no event shall an Option be exercisable more than ten years from the date of grant.

         All Options granted under the Incentive Plan to officers and employees may qualify as Incentive Stock Options to the extent permitted under Section 422 of the Code and to the extent awarded as such by the Committee. In order to qualify as Incentive Stock Options under Section 422 of the Code, the Option must be granted only to an employee, the exercise price must not be less than 100% of the fair market value on the date of grant (except in the case of "10% owners" as described below), the term of the Option may not exceed ten years from the date of grant (except in the case of "10% owners" as described below), no more than $100,000 of options may become exercisable for the first time in any calendar year and the options must be transferrable except by the laws of descent and distribution. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock (a "10% owner") may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant.

         Each Outside Director of the Company or its affiliates will be eligible to receive Non-Statutory Stock Options to purchase shares of Common Stock. Additionally, officers and employees are also eligible to receive Non-Statutory Stock Options.

         Unless otherwise determined by the Committee and subject to applicable regulation, upon termination of an optionee's services for any reason other than death, disability, retirement or termination for cause, all then exercisable Options shall remain exercisable for a period of three months following termination and all unexercisable Options shall be cancelled. In the event of the death or disability of an optionee, all unexercisable Options held by such optionee will become fully exercisable and remain exercisable for up to one year thereafter. In the event of termination for cause, all exercisable and unexercisable Options held by the optionee shall be cancelled. In the event of retirement, all exercisable options held by such optionee will remain generally exercisable for a period of one year following the optionee's termination from service. However, in the event of the retirement of an optionee, the Committee shall, subject to applicable regulation, have the discretion to allow unexercisable Options to continue to vest or become exercisable in accordance with their original terms.

         STOCK AWARDS. The Committee has the authority to determine the dates on which Stock Awards granted will vest or any other conditions which must be satisfied prior to vesting; provided, however, that certain regulatory conditions on vesting will apply to any Stock Award granted prior to March 31, 1999. See "Amendments" and "Shareholder Approval, Effective Date of Plan and OTS Compliance."

         When Stock Awards are distributed (i.e., vest) in accordance with the Incentive Plan, the recipients will receive an amount equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Prior to vesting, recipients of Stock Awards may direct the voting of shares of Common Stock granted to them and held in the Incentive Plan Trust. Shares of Common Stock held by the Incentive Plan Trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of Stock Awards.

         Unless otherwise determined by the Committee and subject to applicable regulation, upon termination of the services of a holder of a Stock Award for any reason other than death, disability retirement or termination for cause, all such holder's rights in unvested Stock Awards shall be cancelled. In the event of the death or disability of the holder of the Stock Award, all unvested Stock Awards held by such individual will become fully vested. In the event of termination for cause of a holder of a Stock Award, all unvested Stock Awards held by such individual shall be cancelled. In the event of retirement of the holder of a Stock Award, the Committee shall, subject to applicable regulation, have the discretion to determine that all unvested Stock Awards shall continue to vest in accordance with their original terms.

TAX TREATMENT

         OPTIONS. An optionee will generally not be deemed to have recognized taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the Option and two years after the date of grant of the Option. If these holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share Option exercise price and the fair market value of the Common Stock is recognized as income taxable at capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming these holding periods are met.

         In the case of the exercise of a Non-Statutory Stock Option, an optionee will recognize ordinary income upon exercise of the Option in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the fair market value of the Common Stock. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the Option will essentially be treated as the exercise of a Non-Statutory Stock Option, except that the optionee will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by the optionee upon the exercise of a Non-Statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes, subject to the limitations imposed by Code Section 162(m) (discussed below).

         STOCK AWARDS. When shares of Common Stock, as Stock Awards, are distributed, the recipient recognizes ordinary income equal to the fair market value of such shares at the date of distribution plus any dividends and earnings on such shares (provided such date is more than six months after the date of grant) and the Company is permitted a commensurate compensation expense deduction for income tax purposes.

PERFORMANCE AWARDS.

         GENERAL. The Incentive Plan provides the Committee with the ability to condition or restrict the vesting or exercisability of any Award upon the achievement of performance targets or goals as set forth under the Incentive Plan. Any Award subject to such conditions or restrictions is considered to be a "Performance Award." Subject to the express provisions of the Plan and as discussed in this paragraph, the Committee has discretion to determine the terms of any Performance Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a "performance period"), the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Committee. The performance criteria upon which Performance Awards are granted, issued, retained and/or vested may be based on financial performance and/or personal performance evaluations, except that for any Performance Award that is intended by the Committee to satisfy the requirements for "performance based compensation" under Code Section 162(m), the performance criteria shall be a measure based on one or more Qualifying Performance Criteria (as defined below). Notwithstanding satisfaction of any performance goals, the number of Shares granted, issued, retainable and/or vested under a Performance Award may be adjusted by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. However, the Committee may not increase the amount earned upon satisfaction of any performance goal by any Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

         QUALIFYING PERFORMANCE CRITERIA AND SECTION 162(M) LIMITS. Subject to shareholder approval of the Plan, the Performance Criteria for any Performance Award that is intended to satisfy the requirements for "performance based compensation" under the Code Section 162(m) shall be based upon any one or more of the following Performance Criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as preestablished by the Committee under the terms of the Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on equity; return on assets; assets; stock price; total shareholder return; capital; net interest income; market share; cost control or efficiency ratio; and asset growth.

         MAXIMUM AWARDS. The aggregate amount of Options granted under the Plan during any 60 month period to any one Participant may not exceed 25% of the total amount of options available to be granted under the Incentive Plan. The aggregate amount of shares of Common Stock issuable under a Stock Award granted under the Plan for any 60 month period to any one Participant may not exceed 25% of the total amount of Stock Awards available to be granted under the Incentive Plan.

PAYOUT ALTERNATIVES

         Any shares of Common Stock tendered in payment of an obligation arising under the Incentive Plan or applied to tax withholding amounts shall be valued at the fair market value of the Common Stock. The Committee may use treasury stock, authorized but unissued stock or it may direct the market purchase of shares of Common Stock to satisfy its obligations under the Incentive Plan.

ALTERNATE OPTION PAYMENTS

         Subject to the terms of the Incentive Plan, the Committee also has discretion to determine the form of payment for the exercise of an Option. The Committee may indicate acceptable forms in the Award Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee. The Committee may permit the following forms of payment for Options: (a) in cash or by certified or cashiers check; (b) by tendering previously acquired shares of Common Stock; or (c) some other method acceptable to it. Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the fair market value of the Common Stock on the date prior to the date of exercise.

AMENDMENTS

         Subject to limitations imposed by the Incentive Plan, the Board of Directors or Committee may amend the Incentive Plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an Award without his or her permission and such amendment must comply with applicable law and regulation. Applicable OTS regulations provide that any stock based benefit plan, such as the Incentive Plan, that is adopted by a converted institution within the first year after conversion may not provide for the granting of awards which vest or become exercisable in installments at a rate greater than 20% per year and may not permit the acceleration of vesting or exercisability, except in the case of death or disability. The Board of Directors intends to take any necessary action, including the amendment or modification of the Incentive Plan, to provide for the acceleration of vesting or exercisability of Awards upon the occurrence of a change in control of the Company or the Bank (as defined in the Incentive Plan) and other circumstances. It is intended that any such modification or amendment shall be submitted to shareholders for approval to the extent required by applicable OTS regulations.

ADJUSTMENTS

         In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the holder; provided, however, that in the case of an extraordinary dividend, the Committee may be required to obtain OTS approval prior to any such adjustment. All Awards under the Incentive Plan shall be binding upon any successors or assigns of the Company.

NONTRANSFERABILITY

         Unless determined otherwise by the Committee, Awards under the Incentive Plan shall not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, an Award recipient may permit transferability or assignment of Non-Statutory Stock Options for valid estate planning purposes as permitted under the Code or Rule 16b-3 under the Exchange Act and a participant may designate a person or his or her estate as beneficiary of any Award to which the recipient would then be entitled, in the event of the death of the participant.

SHAREHOLDER APPROVAL, EFFECTIVE DATE OF PLAN AND OTS COMPLIANCE

         The Company believes the Incentive Plan complies with the applicable regulations of the OTS. However, the OTS has not in any way endorsed or approved the Incentive Plan. Pursuant to OTS regulations, the Incentive Plan may not be implemented prior to March 31, 1999, unless it is approved by a majority of the votes eligible to be cast by the Company's shareholders at a duly called meeting of shareholders which may be held no sooner than six months after the completion of the Conversion.

         The Incentive Plan provides that it shall become effective upon the earlier of: (i) the date that it is approved by a majority of votes eligible to be cast by the Company's shareholders at a duly called meeting of shareholders; or (ii) April 1, 1999. Accordingly, if the Incentive Plan is not approved by a majority of the votes eligible to be cast by shareholders at the Special Meeting, the Incentive Plan and any grants thereunder shall become effective on April 1, 1999 without further shareholder approval unless it is terminated by the Board of Directors. In the absence of the approval of the Incentive Plan by a majority of shares cast at the Special Meeting, the Options granted under the Incentive Plan would not qualify as Incentive Stock Options under the Code and the Common Stock of the Company may no longer be eligible for listing on the American Stock Exchange. Applicable OTS regulations also impose certain limitations on the vesting or exercisability of Awards under the Incentive Plan. See "Amendments."

NEW PLAN BENEFITS

         As of the date of this Proxy Statement, no determination had been made regarding the granting of Awards under the Incentive Plan.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE APPROVAL OF THE NORTHEAST PENNSYLVANIA FINANCIAL CORP. 1998 STOCK-BASED INCENTIVE PLAN.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE NORTHEAST PENNSYLVANIA FINANCIAL CORP. 1998 STOCK-BASED INCENTIVE PLAN.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

         Since no annual meeting of stockholders at which a proxy statement was distributed has been previously held, to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Shareholders, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

         The Board of Directors knows of no business which will be presented for consideration at the Special Meeting other than as stated in the Notice of Special Meeting of Shareholders. If, however, other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Special Meeting, you are urged to return your proxy card promptly. If you are then present at the Special Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Special Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Special Meeting.

                                   By Order of the Board of Directors

                                   /s/ Megan Kennedy

                                   Megan Kennedy
                                   Corporate Secretary

Hazleton, Pennsylvania
September 9, 1998


           YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
             WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                 REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                     ACCOMPANYING PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                         1998 STOCK-BASED INCENTIVE PLAN


1.       DEFINITIONS.

         (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

         (b) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

         (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

         (d) "Bank" means First Federal Bank.

         (e) "Board of Directors" means the board of directors of the Holding Company.

         (f) "Change in Control" of the Holding Company or the Bank means an event of a nature that: (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange; or (ii) results in a "change in control" of the Bank or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the board of directors shall substitute its judgment for that of the
OTS); or (iii) without limitation a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 25% or more of the Bank's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Bank or the Holding Company, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required regulatory approvals not including the lapse of any statutory waiting periods.

         (g) "Code" means the Internal Revenue Code of 1986, as amended.

         (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

         (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

         (j) "Date of Grant" means the effective date of an Award.

         (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

         (l) "Effective Date" means the earlier of the date the Plan is approved by shareholders or March 31, 1999.

         (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

         (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

         (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

                  (i) If the Common Stock was traded on the American Stock Exchange or any other stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date;

                  (ii) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the last transaction price quoted for such date by The Nasdaq Stock Market; and

                  (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

         Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

         (q) "Holding Company" means Northeast Pennsylvania Financial Corp.

         (r) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of Section 422 of the Code.

         (s) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

         (t) "Option" means an Incentive Stock Option or Non-Statutory Stock Option.

         (u) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

         (v) "Participant" means any person who holds an outstanding Award.

         (w) "Performance Award" means an Award granted to a Participant pursuant to Section 9 of the Plan.

         (x) "Plan" means this Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan.

         (y) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

         (z) "Stock Award" means an Award granted to a Participant pursuant to
Section 8 of the Plan.

         (aa) "Termination for Cause" shall mean, in the case of an Outside Director, removal from the board(s) of directors of the Holding Company and its Affiliates in accordance with the applicable by-laws of the Holding Company and its Affiliates or, in the case of an Employee, as defined under any employment agreement with the Holding Company or an Affiliate; provided, however, that if no employment agreement exists with respect to the Employee, Termination for Cause shall mean termination of employment because of a material loss to the Holding Company or an Affiliate, as determined by and in the sole discretion of the Board of Directors or its designee(s).

         (bb) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

         (cc) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.       ADMINISTRATION.

         (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested and who may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

         (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

         (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award Agreement (i) the type of Award granted; (ii) the Exercise Price of any Option;
(iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

         (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.       TYPES OF AWARDS AND RELATED RIGHTS.

         The following Awards may be granted under the Plan:

         (a)      Non-Statutory Stock Options.
         (b)      Incentive Stock Options.
         (c)      Stock Awards.

4.       STOCK SUBJECT TO THE PLAN.

         Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved for Awards under the Plan is 899,829, which number shall not exceed 14% of the outstanding shares of the Common Stock determined immediately as of the Effective Date. Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options granted under the Plan is 642,735, which number shall not exceed 10% of the outstanding shares of Common Stock as of the Effective Date. The maximum number of the shares reserved for Stock Awards is 257,094, which number shall not exceed 4% of the outstanding shares of Common Stock as of the Effective Date. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.

5.       ELIGIBILITY.

         Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate, as it sees fit.

6.       NON-STATUTORY STOCK OPTIONS.

         The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise Price of each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Terms of Non-statutory Stock Options. The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

         (c) Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family, or (c) a transfer to the First Federal Charitable Foundation. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Statutory Stock Option.

         (d) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of [three (3) months] following the date of such termination.

         (e) Termination of Employment or Service (Retirement). In the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of [one (1) year] following the date of Retirement; provided, however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all Non-Statutory Stock Options that were not exercisable by the Participant as of such date shall continue to become exercisable in accordance with the terms of the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus.

         (f) Termination of Employment or Service (Disability or death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination.

         (g) Termination of Employment or Service (Change in Control). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or service due to a Change in Control, whether such termination is actual, constructive, or otherwise, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of one (1) year following the date of such termination.

         (h) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (i) Payment. Payment due to a Participant upon the exercise of a Non-Statutory Stock Option shall be made in the form of shares of Common Stock.

         (j) Maximum Individual Award. No individual Employee shall be granted an amount of Non-Statutory Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

7.       INCENTIVE STOCK OPTIONS.

         The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Amounts of Incentive Stock Options. To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

         (c) Terms of Incentive Stock Options. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

         (d) Non-Transferability. No Incentive Stock Option shall be transferable except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

         (e) Termination of Employment (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination.

         (f) Termination of Employment (Retirement). In the event of a Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement; provided however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all Incentive Stock Options that were not otherwise exercisable by the Participant as of such date shall continue to become exercisable in accordance with the terms of the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Options to the extent the Participant exercises such Option more than three (3) months following the Date of the Participant's Retirement.

         (g) Termination of Employment (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination.

         (h) Termination of Employment (Change in Control). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or service due to a Change in Control, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination.

         (i) Termination of Employment (Termination for Cause). Unless otherwise determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (j) Payment. Payment due to a Participant upon the exercise of an Incentive Stock Option shall be made in the form of shares of Common Stock.

         (k) Maximum Individual Award. No individual Employee shall be granted an amount of Incentive Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

         (l) Disqualifying Dispositions. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

8.        STOCK AWARDS.

         The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Grants of the Stock Awards. Stock Awards may only be made in whole shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

         (b) Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

         (c) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

         (d) Termination of Employment or Service (Retirement). In the event of a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void; provided however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Stock Awards shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus.

         (e) Termination of Employment or Service (Disability or death). Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

         (f) Termination of Employment or Service (Change in Control). Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to a Change in Control any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

         (g) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, or in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

         (h) Maximum Individual Award. No individual Employee shall be granted an amount of Stock Awards which exceeds 25% of all Stock Awards eligible to be granted under the Plan within any 60-month period.

         (i) Issuance of Certificates. Unless otherwise held in Trust and registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

         "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan and Award Agreement entered into between the registered owner of such shares and Northeast Pennsylvania Financial Corp. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Northeast Pennsylvania Financial Corp. located at 12 E. Broad Street Hazleton, PA 18201

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(i), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

         (j) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

                  (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

                  (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

                  (iii) If a recipient of a Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

         (k) Accrual of Dividends. To the extent Stock Awards are held in Trust and registered in the name of the Trustee, unless otherwise specified by the Trust agreement whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

         (l) Voting of Stock Awards. After a Stock Award has been granted but for which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

         (m) Payment. Payment due to a Participant upon the redemption of a Stock Award shall be made in the form of shares of Common Stock.

9.       PERFORMANCE AWARDS.

         (a) The Committee may determine to make any Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company, an Affiliate of the Participant. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and subject to the following provisions:

         (b) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any applicable conditions will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

         (c) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

         (d) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Award Agreement. The Common Stock may be issued without cash consideration.

         (e) A Participant's interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

         (f) No Award or portion thereof that is subject to the satisfaction of any condition shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved.

10.      DEFERRED PAYMENTS.

         The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

11.       METHOD OF EXERCISE OF OPTIONS.

         Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

12.      RIGHTS OF PARTICIPANTS.

         No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

13.      DESIGNATION OF BENEFICIARY.

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

14.      DILUTION AND OTHER ADJUSTMENTS.

         In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

         (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company. Notwithstanding the above, in the event of an extraordinary capital distribution, any adjustment under this Section 14 shall be subject to required approval by the Office of Thrift Supervision.

15.      TAX WITHHOLDING.

         (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan.

         (b) If any disqualifying disposition described in Section 7(l) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 16 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

16.      NOTIFICATION UNDER SECTION 83(b).

         The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

17.      AMENDMENT OF THE PLAN AND AWARDS.

         (a) Except as provided in paragraph (c) of this Section 17, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

         (b) Except as provided in paragraph (c) of this Section 17, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

         (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

                  (i) Allowing any Option to be granted with an exercise below the Fair Market Value of the Common Stock on the Date of Grant.

                  (ii) Allowing the exercise price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

         (d) Notwithstanding anything in this Plan or any Award Agreement to the contrary, if any Award or right under this Plan would, in the opinion of the Holding Company's accountants, cause a transaction to be ineligible for pooling of interest accounting that would, but for such Award, be eligible for such accounting treatment, the Committee, at its discretion, may modify, adjust, eliminate or terminate the Award so that pooling of interest accounting is available.

18.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective upon approval by the Holding Company's shareholders in accordance with OTS and Internal Revenue Service ("IRS") regulations or March 31, 1999, whichever is earlier. The failure to obtain shareholder ratification for such purposes will not effect the validity of the Plan and any Awards made under the Plan; provided, however, that if the Plan is not ratified by stockholders in accordance with IRS regulations, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-Statutory Stock Options and any Award intended to comply with Section 162(m) of the Code shall not comply with Section 162(m) of the Code.

19.      TERMINATION OF THE PLAN.

         The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

20.      APPLICABLE LAW.

         The Plan will be administered in accordance with the laws of the state of Delaware to the extent not pre-empted by applicable federal law.

21.      COMPLIANCE WITH OFFICE OF THRIFT SUPERVISION CONVERSION
         REGULATIONS.

         Notwithstanding any other provision contained in this Plan:

         (a) No Award under the Plan shall be made which would be prohibited by 12 CFR Section 563b.3(g)(4);

         (b) Unless the Plan is approved by a majority vote of the outstanding shares of the total votes eligible to be cast at a duly called meeting of stockholders to consider the Plan, as required by 12 CFR Section 563b.3(g)(4)(vii), the Plan shall not become effective or implemented prior to one year from the date of the Bank's conversion from the mutual to stock form ("Conversion");

         (c) No Option or Stock Award granted prior to one year from the date of the Bank's Conversion shall become vested or exercisable at a rate in excess of 20% per year of the total number of Stock Awards or Options (whichever may be the case) granted to such Participant, provided, that Awards shall become fully vested or immediately exercisable in the event of a Participant's termination of service due to death or Disability;

         (d) No Option or Stock Award granted to any individual Employee prior to one year from the date of the Bank's Conversion may exceed 25% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan;

         (e) No Option or Stock Award granted to any individual Outside Director prior to one year from the date of the Bank's Conversion may exceed 5% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan; and

         (f) The aggregate amount of Option or Stock Awards granted to all Outside Directors prior to one year from the date of the Bank's Conversion may not exceed 30% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan.

                                 REVOCABLE PROXY
                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                             MEETING OF SHAREHOLDERS

                                OCTOBER 21, 1998
                             11:00 A.M. EASTERN TIME

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints the official proxy committee of the Board of Directors of Northeast Pennsylvania Financial Corp. (the "Company"), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Special Meeting of Shareholders, to be held on October 21, 1998, at 11:00 a.m. Eastern Time, at Genetti's Best Western Motor Lodge, Route 309 North, Hazleton, Pennsylvania and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

         THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED
PROPOSAL:

         The approval of the Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan.

     FOR                       AGAINST                         ABSTAIN
     / /                         / /                             / /

         The abovesigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Shareholders and of a Proxy Statement dated ______________, 1998.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.


Date ______________________            _________________________________________
                                       Signature of Shareholder


Date ______________________            _________________________________________
                                       Signature of Shareholder


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.